SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) June 5, 2003
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                           FIRST ADVANTAGE CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

Delaware                            0-50285                       61-1437565
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(State or Other                   (Commission                   (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)

805 Executive Center Drive West, Suite 300, St. Petersburg, Florida      33702
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (727) 290-1000
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

Item 2.        Acquisition or Disposition of Assets.

          On June 6, 2003, First Advantage Corporation filed a Current Report on Form 8-K reporting its acquisition of the Screening Technology Division of The First American Corporation (the "FAST Division") and US SEARCH.com Inc. This amendment number 1 amends Item 7 of the subject Current Report on Form 8-K to provide unaudited combined financial statements of the FAST Division for the quarter ended March 31, 2003, unaudited consolidated financial statements of US SEARCH.com Inc. for the quarter ended March 31, 2003 and unaudited pro forma combined financial statements of First Advantage for the quarter ended March 31, 2003.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

          (a)  Financial Statements

          The following financial data are included in the prospectus forming a part of First Advantage's registration statement on Form S-4 (No. 333-106680), and incorporated herein by reference:

          o the unaudited combined balance sheets of the FAST Division as of March 31, 2003 and the related unaudited combined statements of operations, changes in stockholder's equity and cash flows of the FAST Division for the three months ended March 31, 2003; and

          o the unaudited consolidated balance sheets of US SEARCH.com Inc. as of March 31, 2003 and the related unaudited consolidated statements of operations and cash flows of US SEARCH.com Inc. for the three months ended March 31, 2003.

          (b)  Pro Forma Financial Information

          The unaudited pro forma combined balance sheet and the unaudited pro forma combined statements of operations for First Advantage and its subsidiaries for the three months ended March 31, 2003 are included in the prospectus forming a part of First Advantage's registration statement on Form S-4 (No. 333-106680), and incorporated herein by reference.

          (c)  Exhibits

Exhibit        Description
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2.1            Agreement and Plan of Merger, dated as of December 13, 2002, among The First American Corporation, US SEARCH.com Inc., First
               Advantage Corporation and Stockholm Seven Merger Corp. (included as Exhibit 2.1 to pre-effective amendment number 5 to First
               Advantage's registration statement on Form S-4 (No. 333-102565) and incorporated herein by reference).

99.1 Unaudited combined balance sheets of the FAST Division as of March 31, 2003 and the related unaudited combined statements of operations, changes in stockholder's equity and cash flows of the FAST Division for the three months ended March 31, 2003 (incorporated by reference from the prospectus forming a part of First Advantage's registration statement on Form S-4 (No. 333-106680)).

99.2 Unaudited consolidated balance sheets of US SEARCH.com Inc. as of March 31, 2003 and the related unaudited consolidated statements of operations and cash flows of US SEARCH.com Inc. for the three months ended March 31, 2003 (incorporated by reference from the prospectus forming a part of First Advantage's registration statement on Form S-4 (No. 333-106680)).

99.3 Unaudited pro forma combined balance sheet and the unaudited pro forma combined statements of operations for First Advantage and its subsidiaries for the three months ended March 31, 2003 (incorporated by reference from the prospectus forming a part of First Advantage's registration statement on Form S-4 (No. 333-106680)).


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FIRST ADVANTAGE CORPORATION



Date: July 22, 2003                By: /s/ Kenneth DeGiorgio
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                                      Name:  Kenneth DeGiorgio
                                      Title: Executive Vice President and
                                             General Counsel